UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2020
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)

Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Executive Officers.
On January 23, 2020, the Board of Directors of Wintrust Financial Corporation (“Wintrust”) made the following appointments, effective February 2, 2020:
Edward J. Wehmer will become Founder and Chief Executive Officer of Wintrust. Wehmer currently serves as President and Chief Executive Officer of Wintrust.

David A. Dykstra will become Vice Chairman, Chief Operating Officer of Wintrust. Dykstra currently serves as Senior Executive Vice President, Chief Operating Officer of Wintrust.

Richard B. Murphy will become Vice Chairman, Lending of Wintrust. Murphy currently serves as Executive Vice President, Chief Credit Officer of Wintrust.

Timothy S. Crane will become President of Wintrust. Crane currently serves as Executive Vice President, Senior Market Head and Treasurer of Wintrust.

Information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K, regarding each of the foregoing individuals, is contained in Wintrust’s Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 dated April 5, 2019, which is hereby incorporated by reference herein.

A copy of the press release relating to these appointments is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 28, 2020

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary

Date: January 28, 2020

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